Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Operating Lease Obligations
The Company has operating lease obligations expiring at various dates, primarily for OG&E railcar leases, OG&E wind farm land leases and the Company's noncancellable operating lease.  Future minimum payments for noncancellable operating leases are as follows:

Year Ended December 31 (In millions)	2018	2019	2020	2021	2022	After 2022	Total
Operating lease obligations:
Railcars	$1.7	$20.9	$—	$—	$—	$—	$22.6
Wind farm land leases	2.5	2.5	2.9	2.9	2.9	40.6	54.3
Noncancellable operating lease	0.6	—	—	—	—	—	0.6
Total operating lease obligations	$4.8	$23.4	$2.9	$2.9	$2.9	$40.6	$77.5

Payments for operating lease obligations were $6.2 million, $9.3 million and $7.7 million for the years ended December 31, 2017, 2016 and 2015, respectively.

OG&E Railcar Lease Agreement

OG&E has a noncancellable operating lease with a purchase option, covering 1,243 rotary gondola railcars to transport coal from Wyoming to OG&E's coal-fired generation units.  Rental payments are charged to fuel expense and are recovered through OG&E's tariffs and fuel adjustment clauses.

On December 17, 2015, OG&E renewed the lease agreement effective February 1, 2016.  At the end of the new lease term, which is February 1, 2019, OG&E has the option to either purchase the railcars at a stipulated fair market value or renew the lease.  If OG&E chooses not to purchase the railcars or renew the lease agreement and the actual fair value of the railcars is less than the stipulated fair market value, OG&E would be responsible for the difference in those values up to a maximum of $18.2 million. OG&E is also required to maintain all of the railcars it has under the operating lease.

OG&E Wind Farm Land Lease Agreements

OG&E has operating leases related to land for its Centennial, OU Spirit and Crossroads wind farms expiring at various dates. The Centennial lease has rent escalations which increase annually based on the Consumer Price Index. The OU Spirit and Crossroads leases have rent escalations which increase after five and 10 years. Although the leases are cancellable, OG&E is required to make annual lease payments as long as the wind turbines are located on the land. OG&E does not expect to terminate the leases until the wind turbines reach the end of their useful life.

Noncancellable Operating Lease

On August 29, 2012, the Company executed a five-year lease agreement for office space from September 1, 2013 to August 31, 2018. This lease has rent escalations which increase after five years and allows for leasehold improvements.

Other Purchase Obligations and Commitments

The Company's other future purchase obligations and commitments estimated for the next five years are as follows:

(In millions)	2018	2019	2020	2021	2022	Total
Other purchase obligations and commitments:
Cogeneration capacity and fixed operation and maintenance payments	$72.8	$65.3	$53.2	$49.5	$45.4	$286.2
Expected cogeneration energy payments	35.7	35.6	35.9	37.1	38.3	182.6
Minimum fuel purchase commitments	139.8	36.2	24.6	24.6	24.6	249.8
Expected wind purchase commitments	58.7	56.5	56.9	57.3	57.8	287.2
Long-term service agreement commitments	7.9	41.9	2.4	2.4	2.4	57.0
Mustang Modernization expenditures	24.9	—	—	—	—	24.9
Environmental compliance plan expenditures	63.0	8.9	0.2	—	—	72.1
Total other purchase obligations and commitments	$402.8	$244.4	$173.2	$170.9	$168.5	$1,159.8

Public Utility Regulatory Policy Act of 1978

At December 31, 2017, OG&E has a QF contract with Oklahoma Cogeneration LLC which expires on August 31, 2019, and a QF contract with AES-Shady Point, Inc. which expires on January 15, 2023.  These contracts were entered into pursuant to the Public Utility Regulatory Policy Act of 1978.  Stated generally, the Public Utility Regulatory Policy Act of 1978 and the regulations thereunder promulgated by the FERC require OG&E to purchase power generated in a manufacturing process from a QF.  The rate for such power to be paid by OG&E was approved by the OCC.  The rate generally consists of two components: one is a rate for actual electricity purchased from the QF by OG&E, and the other is a capacity charge, which OG&E must pay the QF for having the capacity available.  However, if no electrical power is made available to OG&E for a period of time (generally three months), OG&E's obligation to pay the capacity charge is suspended.  The total cost of cogeneration payments is recoverable in rates from customers.  For the 320 MWs AES-Shady Point, Inc. QF contract and the 120 MWs Oklahoma Cogeneration LLC QF contract, OG&E purchases 100 percent of the electricity generated by the QFs.

As part of the QF contract with AES-Shady Point Inc., OG&E had the option beginning in July 2017 to provide notice to AES-Shady Point Inc. to terminate the contract in January 2018. On July 17, 2017, OG&E and AES-Shady Point, Inc. amended the agreement to allow OG&E the ability, through July 17, 2018, to provide AES-Shady Point Inc. a termination notice that would terminate the agreement on January 15, 2019.

For the years ended December 31, 2017, 2016 and 2015, OG&E made total payments to cogenerators of $115.2 million, $124.8 million and $124.0 million, respectively, of which $63.0 million, $66.3 million and $69.5 million, respectively, represented capacity payments.  All payments for purchased power, including cogeneration, are included in the Consolidated Statements of Income as Cost of Sales.

OG&E Minimum Fuel Purchase Commitments

OG&E has coal contracts for purchases through June 2018. As a participant in the SPP Integrated Marketplace, OG&E now purchases a relatively small percentage of its natural gas supply through long-term agreements. Alternatively, OG&E relies on a combination of natural gas call agreements, whereby OG&E has the right but not the obligation to purchase a defined quantity of natural gas, combined with day and intra-day purchases to meet the demands of the SPP Integrated Marketplace.

OG&E Wind Purchase Commitments

OG&E owns the 120 MW Centennial, 101 MW OU Spirit and 228 MW Crossroads wind farms. OG&E's current wind power portfolio also includes purchase power contracts with the following:

Company	Location	Term of Contract	Expiration of Contract	MWs
CPV Keenan	Woodward County, OK	20 years	2030	152.0
Edison Mission Energy	Dewey County, OK	20 years	2031	130.0
NextEra Energy	Blackwell, OK	20 years	2032	60.0
FPL Energy	Woodward, OK	15 years	2018	50.0

The following table summarizes OG&E's wind power purchases for the years ended December 31, 2017, 2016 and 2015.

Year Ended December 31 (In millions)	2017	2016	2015
CPV Keenan	$29.0	$29.2	$26.7
Edison Mission Energy	22.1	21.1	19.7
NextEra Energy	7.4	7.3	7.0
FPL Energy	2.6	3.4	3.2
Total wind power purchased	$61.1	$61.0	$56.6

OG&E Long-Term Service Agreement Commitments

OG&E has a long-term parts and service maintenance contract for the upkeep of the McClain Plant. In May 2013, a new contract was signed that is expected to run for the earlier of 128,000 factored-fired hours or 4,800 factored-fired starts. On December 30, 2015, the McClain Long-Term Service Agreement was amended to define the terms and conditions for the exchange of spare rotors between OG&E and General Electric International, Inc. Based on historical usage and current expectations for future usage, this contract is expected to run until 2031. The contract requires payments based on both a fixed and variable cost component, depending on how much the McClain Plant is used.

OG&E has a long-term parts and service maintenance contract for the upkeep of the Redbud Plant. In March 2013, the contract was amended to extend the contract coverage for an additional 24,000 factored-fired hours resulting in a maximum of the earlier of 144,000 factored-fired hours or 4,500 factored-fired starts. Based on historical usage and current expectations for future usage, this contract is expected to run until 2029. The contract requires payments based on both a fixed and variable cost component, depending on how much the Redbud Plant is used.

Enable Gas Transportation Agreement

OG&E contracts with Enable for firm non-notice load following gas transportation services under a five year contract. The contract will expire in April 2019. In 2016, OG&E entered into an additional gas transportation services contract with Enable which will be effective upon the conversion of units 4 and 5 at Muskogee from coal to gas.

Environmental Laws and Regulations

The activities of OG&E are subject to numerous stringent and complex federal, state and local laws and regulations governing environmental protection. These laws and regulations can change, restrict or otherwise impact OG&E's business activities in many ways, including the handling or disposal of waste material, planning for future construction activities to avoid or mitigate harm to threatened or endangered species and requiring the installation and operation of emissions control equipment. Failure to comply with these laws and regulations could result in the assessment of administrative, civil and criminal penalties, the imposition of remedial requirements and the issuance of orders enjoining future operations. Management believes that all of its operations are in substantial compliance with current federal, state and local environmental standards.

Environmental regulation can increase the cost of planning, design, initial installation and operation of OG&E's facilities. OG&E is managing several potentially material uncertainties about the scope and timing for the acquisition, installation and operation of additional pollution control equipment and compliance costs for a variety of the EPA rules that are being challenged in court. OG&E is unable to predict the financial impact of these matters with certainty at this time. Management continues to evaluate its compliance with existing and proposed environmental legislation and regulations and implement appropriate environmental programs in a competitive market.

Air Quality Control System

On September 10, 2014, OG&E executed a contract for the design, engineering and fabrication of two circulating Dry Scrubber systems to be installed at Sooner Units 1 and 2. OG&E entered into an agreement on February 9, 2015 to install the Dry Scrubber systems. The Dry Scrubbers are expected to be completed in mid to late 2018. More detail regarding the ECP can be found under the "Pending Regulatory Matters" in Note 14.

Clean Power Plan

On October 23, 2015, the EPA published the final Clean Power Plan that established standards of performance for CO2 emissions from existing fossil-fuel-fired power plants along with state-specific CO2 reduction standards expressed as both rate-based (lbs./MWh) and mass-based (tons/yr.) goals. However, the rule was challenged in court when it was issued, and the U.S. Supreme Court issued orders staying implementation of the Clean Power Plan on February 9, 2016 pending resolution of the court challenges. The EPA published a proposal on October 16, 2017 to repeal the Clean Power Plan. In addition, the EPA published an Advance Notice of Proposed Rulemaking seeking comments on regulatory options for replacing the Clean Power Plan. The ultimate timing and impact of these standards on OG&E's operations cannot be determined with certainty at this time, although a requirement for significant reduction of CO2 emissions from existing fossil-fuel-fired power plants ultimately could result in significant additional compliance costs that would affect the Company's future consolidated financial position, results of operations and cash flows if such costs are not recovered through regulated rates.

Other

In the normal course of business, the Company is confronted with issues or events that may result in a contingent liability.  These generally relate to lawsuits or claims made by third parties, including governmental agencies.  When appropriate, management consults with legal counsel and other experts to assess the claim.  If, in management's opinion, the Company has incurred a probable loss as set forth by GAAP, an estimate is made of the loss, and the appropriate accounting entries are reflected in the Company's Consolidated Financial Statements. At the present time, based on current available information, the Company believes that any reasonably possible losses in excess of accrued amounts arising out of pending or threatened lawsuits or claims would not be quantitatively material to its financial statements and would not have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.